ASTOR DYNAMIC ALLOCATION FUND

Class A	Ticker: ASTLX
Class C	Ticker: ASTZX
Class I	Ticker: ASTIX

ASTOR MACRO ALTERNATIVE FUND

Class A	Ticker: ASTMX
Class C	Ticker: ASTGX
Class I	Ticker: GBLMX

ASTOR SECTOR ALLOCATION FUND

Class A	Ticker: ASPGX
Class C	Ticker: CSPGX
Class I	Ticker: STARX

(each a series of Northern Lights Fund Trust)

Supplement dated December 31, 2019 to the Prospectus

dated November 29, 2019

______________________________________________________________________

Effective immediately, the following paragraph under the section “How to Purchase Shares” on page 27 of the Fund’s prospectus is hereby replaced with the following:

Class I Shares: Class I shares are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of a Fund. In addition, Class I shares do not have a distribution or service-related fee. The minimum initial investment is $5,000 for all accounts. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

_______________________________

The information in this supplement contains new and additional information beyond that in the Prospectus, dated November 28, 2019, and Statement of Additional Information (“SAI”), dated November 28, 2019. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.